SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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     Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement
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[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                75 Hammond Street

                         Worcester, Massachusetts 01610

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 27, 2005


     PLEASE TAKE NOTICE that the 2005 annual meeting of the shareholders of Providence and Worcester Railroad Company (the "Company") will be held at the Crowne Plaza, 10 Lincoln Square, Worcester, Massachusetts, on Wednesday, April 27, 2005 at 10:00 o'clock A.M., local time, for the following purposes:

     (1) To elect three directors (by the holders of Common Stock only) and six directors (by the holders of Preferred Stock only) to serve for terms of one year and until their successors are elected and qualified;

     (2) To approve the Company's All Star/Anniversary Safety Incentive Plan, in the form set forth as Appendix B to the accompanying proxy statement (by the holders of Common Stock and Preferred Stock, voting as separate classes);

     (3) To approve an amendment to the Company's Bylaws eliminating the mandatory retirement age for members of the Board of Directors (by the holders of Common Stock and Preferred Stock, voting as separate classes); and

     (4) To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof (by the holders of Common Stock and Preferred Stock, voting as separate classes).

     Holders of record of the Common Stock or Preferred Stock on the books of the Company as of the close of business on March 4, 2005 will be entitled to vote.

                                       By Order of the Board of Directors

                                       MARY A. TANONA
                                       Secretary and General Counsel
                                       PROVIDENCE AND WORCESTER RAILROAD COMPANY


Worcester, Massachusetts
March 26, 2005

     If you are the holder of record of only one class of the Company's capital stock, only one proxy card is enclosed. If you are the holder of record of both Common Stock and Preferred Stock, two proxy cards are enclosed. Kindly fill in, date and sign the enclosed proxy card(s) and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States. If you are personally present at the meeting, the proxy or proxies will not be used without your consent.

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders

                                 April 27, 2005


                     SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy or proxies are solicited by the Board of Directors of Providence and Worcester Railroad Company (herein called the "Company") in connection with the annual meeting of the shareholders to be held April 27, 2005; the Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, but the revocation of a proxy will not be effective until notice thereof has been given to the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary prior to the meeting or may be transmitted orally to the Secretary at the meeting. Every properly signed proxy will be voted in accordance with the specifications made thereon.

     The Company's Annual Report for 2004, including financial statements, this proxy statement and the accompanying proxy or proxies are expected to be first sent to shareholders on or about March 26, 2005. Neither the Annual Report nor the financial statements therein are incorporated in this Proxy Statement and do not form any part of the material for the solicitation of proxies.


                                VOTING AT MEETING

     Only shareholders of record at the close of business on March 4, 2005 will be entitled to vote at the meeting. Under the Company's charter, the holders of the Company's Common Stock, voting separately as a class, are entitled to one vote for each share held in the election of one-third (1/3) of the Board of Directors of the Company proposed to be elected at the meeting (or the nearest larger whole number, if such fraction is not a whole number). The holders of the Company's Preferred Stock, voting separately as a class, are entitled to one vote for each share held in the election of the balance of the Board of Directors proposed to be elected at the meeting. The holders of the Company's Common Stock and the holders of the Company's Preferred Stock are entitled to one vote per share, voting as separate classes and not together, upon all other matters presented to the shareholders for their approval.

     Common Stock directors will be elected in each case by vote of the holders of a majority of the Common Stock present or represented at the meeting, and the Preferred Stock directors will be similarly elected by vote of the holders of a majority of the Preferred Stock.

     Shares represented by proxies which are marked "withhold authority" with respect to the election of any particular nominee for director, "abstain" with respect to any other matter, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and, accordingly, any such marking of a proxy will have the same effect as a vote against the proposal to which it relates.

     Brokers who hold shares in street name may lack authority to vote such shares on certain items, absent specific instructions from their customers. Shares subject to such "broker non-votes" will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters.

     On the record date, there were 4,481,784 shares of the Company's Common Stock and 645 shares of the Company's Preferred Stock outstanding and entitled to vote at the meeting.


                      COMPOSITION OF THE BOARD OF DIRECTORS

     The majority of the Preferred Stock of the Company is owned by Robert H. Eder, resulting in a "controlled" company, as defined in Section 801(a) of the American Stock Exchange ("AMEX") Company Guide (the "AMEX Guide"). As a "controlled" company, the Company is not subject to the AMEX Guide requirement that at least a majority of the directors of a listed company be, and continue to be, independent directors as defined in Section 121A of the AMEX Guide. However, the Board has considered the relationship between the Company and each of the current directors and director nominees, including information contained in the 2005 Directors' and Officers' Questionnaire provided to the Company by each of them and has determined that all of the directors and nominees, other than Robert H. Eder and Orville R. Harrold, are independent as set forth in the AMEX Guide.

                              ELECTION OF DIRECTORS

     At the annual meeting, three Common Stock directors and six Preferred Stock directors are to be elected, and each will hold office until the next annual meeting and until his/her successor is elected and qualified. The proxies named in the accompanying proxy or proxies, who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of Directors of the persons named below, all of whom are now directors of the Company with the exception of James C. Garvey, who was nominated following the process described in the section below entitled "Committees of the Board of Directors" and whose nomination was approved by a unanimous vote of the Board of Directors at its quarterly meeting on January 26, 2005 to replace John H. Cronin, who informed the Company of his decision not to stand for re-election to the Board by an undated letter in January 2005. Certain information concerning such nominees is set forth below:

                    Principal Occupation                                Director
Name and Age        During Past Five Years                              Since(a)
------------        ----------------------                              --------

                    Common Stock Director Nominees:
                    -------------------------------

Richard W. Anderson Senior Vice President of Massachusetts Capital        1998
     (57)             Resource Company
Robert H. Eder (72) Chairman of the Company                               1965
John J. Healy (69)  President of Worcester Affiliated Mfg. L.L.C.         1991
                    (manufacturing consultant) and Director of
                     Manufacturing Advancement Center and Director of Operations for the Massachusetts Manufacturing Extension Partnership

                    Preferred Stock Director Nominees:

Frank W. Barrett Executive Vice President of Banknorth Massachusetts       1995
     (65)         (prior to January 2002, Executive Vice President of
                   First Massachusetts Bank, N.A., prior to June 2000,
                   Executive Vice President and Chief Lending Officer
                   of Family Bank)
J. Joseph Garrahy President of J. Joseph Garrahy & Associates, Inc.         1992
     (74)           (business consultants)
James C. Garvey   President and CEO of Flagship Bank & Trust Company
    (48)            (prior to 2001, Executive Vice President of Flagship
                      Bank & Trust Company)
Orville R. Harrold President of the Company                                 1978
    (72)
Charles M.        President of Bertha M. McCollam, Inc. and Vice            1996
 McCollam, Jr.(72) President and Secretary of Kronholm & McCollam
                   (insurance firms) and President of McCollam
                    Associates (consultant)
Craig M. Scott (41) Managing Partner of Duffy, Sweeney & Scott, Ltd.        2004

     (a)  Dates  of  directorships   include   directorships  of  the  Company's
predecessors.


Brief Biographies

     Richard W. Anderson, Director. Mr. Anderson has been a Director of the Company since 1998. He is Senior Vice President of Massachusetts Capital Resource Company ("MCRC"), a private investment firm funded by major Massachusetts based life insurance companies providing high risk growth capital to Massachusetts businesses. He began working at MCRC in 1981. Mr. Anderson is also a director of Valpey Fisher Corporation, a company specializing in frequency control devices, and Polar Beverages, Inc.

     Frank W. Barrett, Director. Mr. Barrett has been a Director of the Company since 1995. Effective January 1, 1999, he became Executive Vice President and Chief Lending Officer of Family Bank. Family Bank became First Massachusetts Bank, N.A. upon the acquisition of Bank North Group by Peoples Heritage Financial Group (which then changed its name to BankNorth Group). Effective June 2000, he became Executive Vice President of First Massachusetts Bank, N.A. Effective January 2002, First Massachusetts Bank, N.A. merged into Banknorth Massachusetts. No change in Mr. Barrett's responsibility was effected as a result of the merger.

     Robert H. Eder, Chairman of the Board and Chief Executive Officer. Mr. Eder became President of the Company in 1966 and led the Company through its efforts to become an independent operating company. He has been Chairman of the Board since 1980. He is a graduate of Harvard College and Harvard Law School. He is also majority owner (with his wife) and Chairman of the Board of Capital Properties, Inc., a real estate holding company of which he is also a Director. Mr. Eder is admitted to practice law in Rhode Island and New York.

     J. Joseph Garrahy, Director. Mr. Garrahy has been a Director of the Company since 1992. He is a former four term Governor of Rhode Island and, since 1990, has been an independent business consultant in the State of Rhode Island. Mr. Garrahy is also a director of SENESCO, the Southeastern New England Shipbuilding Corporation.

     James C. Garvey, Nominee. Mr. Garvey has been President and CEO of the Worcester-based Flagship Bank & Trust Company ("Flagship Bank") since 2001. He began working at Flagship Bank in 1999 as Executive Vice President.

     Orville R. Harrold, President, Chief Operating Officer and Director. Mr. Harrold has been with the Company since the commencement of independent operations in February 1973. Over the past 31 years, he has held the positions of Chief Engineer and General Manager, becoming President in 1980. Mr. Harrold has a bachelors degree in mechanical engineering from the Pratt Institute, Brooklyn, New York and has been employed in the railroad industry in various capacities since 1960.

     John J. Healy, Director. Mr. Healy has been a Director of the Company since 1991. He has been President of Worcester Affiliated Mfg. L.L.C., an independent business consulting firm involved in efforts to revitalize manufacturing in Massachusetts, since January 1997. Mr. Healy is also Director of the Manufacturing Advancement Center and Director of Operations for the Massachusetts Manufacturing Extension Partnership.

     Charles M. McCollam, Jr., Director. Mr. McCollam has been a Director of the Company since 1996. He is President of Bertha M. McCollam, Inc. and Vice President and Secretary of Kronholm & McCollam (insurance firms), as well as owner and President of McCollam Associates, a consulting firm in the State of Connecticut. He was the Chief of Staff to a former governor of Connecticut.

     Craig M. Scott, Director. Mr. Scott has been a Director of the Company since 2004. He is managing partner of the Providence-based law firm, Duffy, Sweeney & Scott, Ltd.

Committees of the Board of Directors

     The Board of Directors has an Executive Committee, a Stock Option & Compensation Committee and an Audit Committee. The Board of Directors does not have a nominating committee. In accordance with the By-laws of the Company, the Executive Committee, currently comprising Robert H. Eder, Chairman, John J. Healy and Orville R. Harrold, exercises the authority of the Board of Directors when formal Board action is required between meetings, subject to the limitations imposed by law, the By-laws or the Board of Directors. The Executive Committee acts on routine matters such as authorizing the execution of government contracts for reimbursement for Company work on highway projects adjacent to the railroad and grade crossing rehabilitation.

     The Stock Option & Compensation Committee, currently comprising John H. Cronin, Chairman, Charles M. McCollam, Jr. and Craig M. Scott, is responsible for establishing the amount of option shares to be granted to the Company's employees under the Stock Option Plan and for approving and reporting to the Board the executive compensation plan (including incentive awards) of the Chairman of the Board and the President and any other officer who is a member of the Board.

     The Audit Committee of the Board of Directors, currently comprising J. Joseph Garrahy, Chairman, Frank W. Barrett and Richard W. Anderson, all of whom are independent as defined by the AMEX listing standards, is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Company has, and will continue to have, an Audit Committee that consists of at least three members, each of whom meets the independence requirements of AMEX and the Securities and Exchange Commission (the "SEC") and the financial sophistication requirements of AMEX. The Board has determined that Frank W. Barrett meets the standards set forth in Item 401(h)(2) of SEC Regulation S-K to qualify as an audit committee financial expert, as that term is defined in Item 401(h)(2).

     The Audit Committee operates under a written charter first adopted and approved by the Board of Directors on April 26, 2000. The Company reviews the charter annually, and modified it in January 2004 to comply with the requirements of the Sarbanes-Oxley Act of 2002 and new AMEX requirements. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     The Company does not have a written procedure for shareholders to make nominations to the Board of Directors, but the Company does consider such nominations. The holders of the Preferred Stock elect a majority of the members of the Board of Directors. Mr. Eder, who owns a majority of the Preferred Stock and who serves as the Chairman of the Board of Directors of the Company, involves himself in the screening and selection of directors of the Company when vacancies occur on the Board of Directors and the Board of Directors has voted to sit as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company and in determining whether to nominate any such recommended person for election by the shareholders. Thus, the Board of Directors has determined that (i) the Company shall not have a nominating committee; and (ii) the Board of Directors shall consider the competencies and experience of such recommended person as they relate to the business of the Company, together with such person's age, reputation and ability to carry out the requirements to serve as a director of the Company. In addition, because the Company is a "controlled" company as defined in Section 801(a) of the AMEX Guide, the Company is not subject to the AMEX Guide requirement that a listed company adopt a formal written charter or board resolution addressing the nominations process.

     The Board of Directors held five meetings, the Audit Committee held five meetings, the Stock Option & Compensation Committee held one meeting and the Executive Committee held nine meetings during the fiscal year ended December 31, 2004. All directors attended at least 75% of all meetings.

Shareholder Communications

     Shareholders of the Company may communicate directly with the members of the Board of Directors by writing directly to those individuals at the following address: Providence and Worcester Railroad Company, 75 Hammond Street, Worcester, Massachusetts 01610, and the Company shall forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual director or to the directors generally unless the Corporation believes that the communication may pose a security risk.

Audit Committee Report

     Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to appoint, compensate, retain and oversee any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, and otherwise to monitor and oversee these processes.

     The responsibilities of the Audit Committee include engaging an accounting firm as the Company's independent accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company's management and independent accountants regarding, the scope of the audit plan, the results of the audit, the Company's financial statement disclosure documents, the adequacy and effectiveness of the Company's accounting and financial controls and changes in accounting principles, and the auditor's performance and independence. The Audit Committee also oversees the receipt and processing of complaints by employees related to accounting, internal controls or auditing-related matters and reviews related-party transactions.

     In connection with these responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management and the Company's independent accountants, Deloitte & Touche LLP. The Audit Committee also discussed with Deloitte & Touche LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Deloitte & Touche LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed this information with Deloitte & Touche LLP and also considered the compatibility of non-audit services provided by Deloitte & Touche LLP with its independence. Based on the review of the audited financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee:
     J. Joseph Garrahy, Chairman
     Frank W. Barrett
     Richard W. Anderson

Compensation of Directors

     During the fiscal year ended December 31, 2004, each director who was not an employee of the Company received a base fee of $500 for each attended meeting of the Board of Directors plus $50 per attended meeting for each year of service as a director, and each member of the Audit Committee and the Stock Option & Compensation Committee received $300 for each attended meeting of the committee (other than the Chairman of the Committee, who received $350).

     During the month of January of each year, directors of the Company who were serving as such on the preceding December 31 and are not full time employees of the Company are granted options for the purchase of 100 shares of the Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price is the last sale price of the Common Stock on the last business day of the preceding year, and the term of each option is ten years (subject to earlier termination if the grantee ceases to serve as a director), provided, however, that no option is exercisable within six months following the date of grant.

     On January 2, 2004, each director of the Company who was serving as such on December 31, 2003 and was not a full time employee of the Company was granted options for the purchase of 100 shares of Common Stock of the Company, plus options for an additional ten shares for each full year of service to the Company. The exercise price for such options is $8.89.

Report on Executive Compensation

     The Stock Option & Compensation Committee of the Board (the "Committee") is composed entirely of independent (as defined by AMEX and the SEC), non-employee directors. From time to time Mr. Harrold meets with the Committee to review the compensation program. The Committee is charged with the broad responsibility of seeing that executive officers are effectively compensated in a manner which is internally equitable and externally competitive. Because the Company is a "controlled" company as defined in Section 801(a) of the AMEX Guide, the Company is not subject to the AMEX Guide requirement that compensation of the chief executive officer and all other officers be determined, or recommended to the Board for determination, either by a compensation committee comprised of independent directors or by a majority of the independent directors on its Board. However, the Company's Compensation Committee Charter provides that the Compensation Committee shall approve and report to the Board the executive compensation plan (including incentive awards) of the Chairman of the Board and the President and any other officer who is a member of the Board.

     Executive Compensation Philosophy. The Company's executive compensation philosophy seeks to link executive officer compensation with the values, objectives, business strategy, management initiatives and financial performance of the Company. The overall objectives of the program are to attract and retain highly qualified individuals in key executive positions, to motivate executives to achieve goals inherent in the Company's business strategy, and to link executives' and shareholders' interests. The Company also seeks to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives both inside the Company and at comparable railroad companies.

     Base Salary. Base salaries for executive officers are substantially dependent upon the base salaries paid for comparable positions at similar companies, the responsibilities of the position held, and the experience level of the particular executive officer. The base salary for executive officers is set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives.

     Bonus. All bonuses for executive officers are determined at the discretion of the Committee, taking into consideration the Company's objectives and profitability.

     Stock Options. Total compensation at the executive level also includes long-term incentives afforded by stock options granted under the 1993 Non-Qualified Stock Option Plan ("Plan"). The objectives of the program are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and total shareholder return, and to enable executives to develop and maintain long-term stock ownership positions in the Company's Common Stock. Annual grants of stock options are made in accordance with the terms of the Plan. Options are granted at fair market value.

     Simplified Employee Pension Plan ("SEPP"). Total compensation at the executive level also includes a contribution by the Company on behalf of each "eligible employee", as defined under the 1979 SEPP, as amended, of an amount not to exceed 12% of said employee's "eligible compensation" for the preceding year ending December 31. "Eligible compensation", as defined under the SEPP, means all taxable compensation of an "eligible employee" paid by the Company in any calendar year, excluding any contribution made by the Company under the SEPP, provided, however, that "eligible compensation" shall be limited to no more than $200,000, or such amount as permitted under Section 401(a)(17) of the Internal Revenue Code. Such contribution is made directly to an individual retirement account or individual retirement annuity as determined by the "eligible employee".

     Compensation of Chief Executive Officer. Mr. Eder is eligible to participate in the same executive compensation plans available to other senior executives other than the Company's Non-Qualified Stock Option Plan. The Compensation Committee regularly reviews Mr. Eder's salary, and adjusts it as deemed appropriate to be consistent with salary levels among executives in comparable positions within the railroad industry. In addition, Mr. Eder receives cost of living adjustments in salary provided to all Company employees.

     Conclusion. The Committee believes that the compensation program for executive officers is competitive and that the program effectively ties executive compensation to the Company's performance and resultant stock price performance.

Stock Option & Compensation Committee:
     John H. Cronin, Chairman
     Charles M. McCollam, Jr.
     Craig M. Scott

                           SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation paid or accrued by the Company during the three year period ended December 31, 2004, to its Chief Executive Officer and each of its executive officers who earned more than $100,000 in salary and bonus in 2004 (the "Named Executive Officers"), for services rendered in all capacities to the Company during 2004.

                                                              Long-Term
                                  Annual Compensation         Compensation
                                  -------------------         ------------
                                                              Securities
                                                              Underlying    All
                                                    Other     Options to   Other
                                                    Annual    Purchase   Compen-
                                   Salary          Compen-    Common      sation
Name and Principal Position  Year  ($)(a) Bonus($) sation($)  Stock       ($)(b)
---------------------------- ----  ------ ------   --------  ------------ ------
 Robert H. Eder............. 2004  364,985     0    28,127(c)     0      41,367
  Chairman of the Board and  2003  357,512     0     2,274        0      44,132
   Chief Executive Officer   2002  358,655     0     2,638        0      45,796

 Orville R. Harrold......... 2004  314,140     0      0         1,086    44,460
  President and Chief        2003  308,037     0      0         1,149    39,328
   Operating Officer         2002  308,250     0      0         1,151    38,992

 P. Scott Conti............. 2004  132,155     0      0           296     8,920
  Vice President Engineering 2003  127,661     0      0           246     8,661
                             2002  125,578     0      0           234     8,503

 Robert J. Easton........... 2004  147,151     0      0           333    10,005
    Treasurer                2003  143,783     0      0           353     9,730
                             2002  144,618     0      0           356     9,762

 Mary A. Tanona............  2004  119,949     0      0           108     8,097
   Secretary and General     2003  116,843     0      0           114     7,887
     Counsel                 2002  116,352     0      0           112     7,854

(a) Includes amounts taxable to employees for personal use of Company-owned vehicles, other than Mr. Eder and Ms. Tanona, who do not have personal use of a Company-owned vehicle.

(b) Includes amounts paid directly to the retirement accounts of management staff under the Company's simplified employee pension plan, and, in the case of Robert H. Eder and Orville R. Harrold, includes for 2004 premiums paid for life insurance coverage in the amounts of $27,529 and $30,622, respectively.

(c)  Includes the cost of a vehicle for Mr. Eder.


                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of the end of the Company's most recently completed fiscal year with respect to compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.

                      Number of Securities                          Number of
                       to be Issued Upon     Weighted Average      Securities
                          Exercise of        Exercise Price of      Remaining
                      Outstanding Options,  Outstanding Options,  Available For
  Plan Category       Warrants and Rights   Warrants and Rights  Future Issuance
  -------------       -------------------   -------------------  ---------------
Equity compensation plans         46,223            $9.47              310,931
approved by security holders

Equity compensation plans not       N/A               N/A              209,956
approved by security holders

Total                             46,223            $9.47              520,887

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options under the Company's Non-Qualified Stock Option Plan to the Named Executive Officers during the Company's last fiscal year. The Company does not issue stock appreciation rights.

                                    % of Total
                        Number of    Options
                        Securities   Granted To
                        Underlying   Employees                        Grant Date
                         Options     In Fiscal   Exercise  Expiration    Present
     Name              Granted(a)     2004       Price($)     Date   Value($)(b)
    ------             ----------   ---------     ------    -------- -----------

Robert H. Eder(c).....      0          0           0         0           0

Orville R. Harrold....    1,086       15.51       8.89    01/02/14    5,691

P. Scott Conti........      296        4.24       8.89    01/02/14    1,551

Robert J. Easton......      333        4.76       8.89    01/02/14    1,745

Mary A. Tanona........      108        1.54       8.89    01/02/14      566

(a) All options were granted on January 2, 2004 and became exercisable on July 2, 2004.

(b) Amounts represent fair value of options and were estimated to be $5.24 per share as of the date of grant using Black-Scholes options - pricing model with the following weighted average assumptions: expected volatility of 70%; expected life 7 years; and risk free interest rate of 3.90%. Dividends at the rate of 1.80% per share were assumed for purposes of this estimate.

(c) Under the terms of the Company's Non-Qualified Stock Option Plan, Mr. Eder is not eligible to receive a grant of stock options.


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

     The following table sets forth individual exercises of stock options during 2004 and the year-end values of options to purchase Common Stock held by the Named Executive Officers as of December 31, 2004.

                                      Number of Securities
                                   Underlying Unexercised   Value of Unexercised
                                              Options at         In-the-Money at
                                         December 31, 2004  December 31, 2004(b)
                                         -----------------  --------------------
                       Shares
                      Acquired on     Value      Exercisable/       Exercisable/
             Name     Exercise   Realized($)(a) Unexercisable   Unexercisable($)
             ----    ----------- -------------- -------------   ----------------

 Robert H. Eder.......    0          0            0/0                     0/0

 Orville R. Harrold...  1,086      2,944      1,882/0                    972/0

 P. Scott Conti.......    0          0        1,053/0                  4,211/0

 Robert J. Easton.....   203       1,066      2,490/0                 10,964/0

 Mary A. Tanona.......    0          0          424/0                  2,478/0

(a) Based on the last sale price of the Common Stock on the date of exercise minus the exercise price.

(b) Based on the difference between the exercise price of each grant and the closing price of the Company's Common Stock on the AMEX on December 31, 2004, which was $13.49.

                                Performance Graph


Prepared by Burnham  Securities  Inc.  for  Providence  and  Worcester  Railroad
Company.

                                 5 - Year Return
                   Providence and Worcester Railroad Company,
                  U.S. Railroad Index and S&P Industrial Index

                                [OBJECT OMITTED]

*Compiled by Burnham Securities Inc.
Index Components: CSX Corp. (NYSE:CSX), Pioneer Railcorp (NDSC:PRRR), Genesee & Wyoming Inc. (NYSE:GWR), Union Pacific Corp. (NYSE:UNP), RailAmerica Inc.
(NYSE:RRA), Burlington Northern Santa Fe Corp. (NYSE:BNI), Norfolk Southern Corp. (NYSE:NSC), Kansas City Southern (NYSE:KSU), Florida East Coast Industries Inc. (NYSE:FLA), Providence and Worcester Railroad Co. (AMEX:PWX)


                         Fiscal Years Ended December 31
                         ------------------------------

                              1999     2000     2001     2002     2003     2004
--------------------------   -----    -----    -----    -----    -----    -----
--------------------------   -----    -----    -----    -----    -----    -----
PWX                          100       91.1     99.1    122.5    124.4    165.9
U.S. Railroad Index          100       64.4     71.3     71.8     85.0     93.0
S&P Industrials              100       82.9     72.4     54.6     69.8     74.9
--------------------------   -----    -----    -----    -----    -----    -----



The S&P Industrial Index is calculated using 372 industrial companies in the S&P
500. The U.S. Railroad Index is compiled by Burnham Securities Inc. and includes 10 railroad-operating companies.

The Board of Directors recognizes that the market price of stock is influenced by many factors, only one of which is issuer performance. The Company's stock price may also be influenced by market perception, economic conditions and government regulation. The stock price performance shown in the graph is not necessarily an indicator of future price performance.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table set forth below reflects the only persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company's knowledge, were on March 4, 2005 the beneficial owners of more than five percent of the Company's outstanding Common Stock, $.50 par value, or Preferred Stock, $50 par value. Each share of the Company's outstanding Preferred Stock is convertible at any time, at the option of the holder, into one hundred shares of Common Stock of the Company. The footnote to the table below sets forth the percentages of the outstanding Common Stock which would be held by the indicated owners if such owners' Preferred Stock were converted in whole into Common Stock.

                                                                       Percent
Name and Address                      Number of Shares Owned           of Class
----------------                      ----------------------           --------

Robert H. and Linda Eder                    842,742 (Common)           18.8%(a)
120 Sunset Avenue                           500 (Preferred)            77.5%
Palm Beach, Florida  33480

Steinberg Asset Management, LLC             504,500 (Common)           11.3%
Michael A. Steinberg & Company, Inc.
Michael A. Steinberg
12 East 49th Street
Suite 1202
New York, New York  10017

Franklin Resources, Inc.                    205,000 (Common)            4.6%
Charles B. Johnson
Rupert H. Johnson, Jr.
One Franklin Parkway
San Mateo, California  94403-1906

Keeley Asset Management Corp.               306,345 (Common)            6.8%
Kamco Performance Limited Partnership
Kamco Limited Partnership No. 1
401 South LaSalle Street
Chicago, Illinois  60605



     (a) Assuming no conversion of Preferred Stock. If their Preferred Stock were converted in whole to Common Stock, Mr. and Mrs. Eder would own 19.7% of the outstanding Common Stock.

     Of the shares owned by Mr. and Mrs. Eder, 768,162 shares of Common Stock and 500 shares of Preferred Stock were held directly by Mr. Eder, and 74,580 shares of Common Stock were held directly by Mrs. Eder. By reason of their ownership, Mr. and Mrs. Eder may be deemed to be "control persons" with respect to the Company.

     The following table reflects, as of March 4, 2005, the beneficial ownership of the Common Stock of the Company by directors, nominees for directors, Named Executive Officers and all officers and directors as a group.


Name                                                   Number       Percentage
----                                                   ------       ----------

 Richard W. Anderson(a) .......................       201,450         4.4%
 Frank W. Barrett(b)...........................         1,660          *
 P. Scott Conti(c).............................         5,578          *
 John H. Cronin(d).............................         3,010          *
 Robert J. Easton(e) ..........................         6,037          *
 Robert H. Eder(f).............................       892,742        19.7%
 J. Joseph Garrahy(g)..........................           980          *
 James C. Garvey...............................             0          0
 Orville R. Harrold(h).........................        24,367          *
 John J. Healy(i)..............................         2,170          *
 Charles M. McCollam, Jr.(j)...................         3,380          *
 Craig M. Scott................................         1,000          *
 Mary A. Tanona(k).............................         2,027          *
 All executive officers, directors and a
     nominee for director as a group
    (14 persons)(l)............................     1,144,458         25.2%

 *   Less than one percent

(a) Includes 200,000 shares of common stock held by Massachusetts Capital Resource Company of which Mr. Anderson disclaims beneficial ownership. Mr. Anderson is Senior Vice President of Massachusetts Capital Resource Company. Also includes 750 shares of Common Stock issuable under stock options exercisable within 60 days.
(b) Includes 1,160 shares of Common Stock issuable under stock options exercisable within 60 days.
(c) Includes 1,053 shares of Common Stock issuable under stock options exercisable within 60 days.
(d) Includes 1,680 shares of Common Stock issuable under stock options exercisable within 60 days.
(e) Includes 118 shares of Common Stock held by Mr. Easton's wife in her name and 2,490 shares of Common Stock issuable under stock options exercisable within 60 days.
(f) Includes 74,580 shares of Common Stock owned by Mr. Eder's wife and assumes the conversion of the 500 shares of Preferred Stock owned by Mr. Eder.
(g) Includes 310 shares of Common Stock issuable under stock options exercisable within 60 days.
(h) Includes 3,200 shares of Common Stock held by a custodian in an individual retirement account for the benefit of Mr. Harrold and 1,698 shares of Common Stock issuable under stock options exercisable within 60 days.
(i) Includes 1,620 shares of Common Stock issuable under stock options exercisable within 60 days.
(j) Includes 110 shares of Common Stock issuable under stock options exercisable within 60 days.
(k) Includes 424 shares of Common Stock issuable under stock options exercisable within 60 days.
(l) Includes 57 shares of Common Stock owned by an officer of the Company who is not a Named Executive Officer, 50,000 shares of Common Stock issuable upon conversion of Preferred Stock and 11,295 shares of Common Stock issuable under stock options exercisable within 60 days.

      COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5 filings were required, the Company believes that during 2003 its officers, directors and greater than ten-percent beneficial owners complied with all applicable Section 16(a) filing requirements, except for the inadvertent late filing of J. Joseph Garrahy's Form 4 (on January 4, 2005) in connection with his disposition of 950 shares of stock in December 2004.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee (composed of independent (as defined by AMEX and the SEC) non-employee directors) of the Board of Directors has appointed Deloitte & Touche LLP, who acted as independent auditors of the accounts of the Company for 2004, as independent auditors of the accounts of the Company for the year 2005. The Company has recently been advised by Deloitte & Touche LLP that they have no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past four years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting with the opportunity to make a statement if he/she so desires, and that such representative will be available to respond to appropriate questions.

Audit Fees and Services

     Aggregate fees for professional services rendered for the Company by Deloitte & Touche LLP as of or for the fiscal years ended December 31, 2004 and 2003 are set forth below. The aggregate fees included in the Audit category are billed for the fiscal years for the audit of Company's annual financial statements and review of financial statements or engagements. The aggregate fees included in each of the other categories are fees billed in the fiscal years.

                                   Fiscal Year 2004           Fiscal Year 2003
                                   ----------------           ----------------
Audit Fees                             $153,456                  $134,500
Audit-Related Fees                      $31,500                   $19,000
Tax Fees                                 $5,890                    $4,258
All Other Fees                             ---                        ---

     Audit Fees for the fiscal years ended December 31, 2004 and 2003 were for professional services rendered for the audits of the financial statements of the Company, quarterly review of the financial statements included in the Company's Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the consolidated financial statements.

     Audit-Related Fees as of the fiscal years ended December 31, 2004 and 2003 were for employee benefit plan audits and advice relating to an SEC Comment Letter in 2004.

     Tax Fees as of the fiscal years ended December 31, 2004 and 2003 were for services rendered for review of tax returns and tax advice.

     All Other Fees. As of the fiscal years ended December 31, 2004 and 2003 there were no other fees.

     The Audit Committee has determined that the provision of the above services is compatible with maintaining Deloitte & Touche LLP's independence.

     Policy on Audit Committee Pre-Approval. The Audit Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee. The Committee may delegate pre-approval authority to one or more of its members and that member shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

                   ALL STAR/ANNIVERSARY SAFETY INCENTIVE PLAN

     To provide an added incentive for non-management employees to work safely and to promote ownership of Company stock by such employees, the Company has developed the Providence and Worcester Railroad Company All Star/Anniversary Safety Incentive Plan (the "Plan"). Under the Plan, eligible participating employees are awarded shares of Company stock for the achievement of outstanding safety records.

                               Description of Plan

     The following is a summary of the principal provisions of the Plan. The summary is qualified in its entirety by reference to the full text of the Plan, set forth as Appendix B to this Proxy Statement.

     The Plan. The Plan was announced to the Company's employees in 2004, but no shares have been awarded thereunder, pending review of the Plan by the Company's Board of Directors and approval of the Company's shareholders. Recommendation of the Plan to the shareholders by the Board of Directors was approved on January 26, 2005.

     The aggregate number of common shares of the Company that may be issued under the Plan shall not exceed 25,000 shares.

                    Providence and Worcester Railroad Company
                   All Star/Anniversary Safety Incentive Plan*

              Name and Position                Dollar Value ($)  Number of Units

Robert H. Eder, Chairman and CEO                    N/A                N/A
Orville R. Harrold, President and COO               N/A                N/A
P. Scott Conti, Vice President Engineering          N/A                N/A
Robert J. Easton, Treasurer                         N/A                N/A
Mary A. Tanona, Secretary and General Counsel       N/A                N/A
Executive Group                                     N/A                N/A
Non Executive Director Group                        N/A                N/A
Non-Executive Officer Employee Group             17,874.25       1,325 (All Star
                                                                Portion of Plan)
                                                  8,903.40      660 (Anniversary
                                                                Portion of Plan)

* The number of shares to be awarded in any year is indeterminable. The table discloses the number of shares and value of those shares at December 31, 2004 as if the Plan had been in effect during 2004.

     Benefits Under the Plan. Assuming the Plan is approved by the Company's shareholders, the Company's non-management employees shall be eligible to participate in the Plan. The benefits to be received under the Plan by such employees cannot be determined.

     Administration. The Plan shall be administered by the person(s) appointed by the Compensation Committee of the Company's Board of Directors (the "Administrator"). The Administrator may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such actions in connection therewith or in relation with the Plan as it deems necessary or advisable, consistent with the Plan.

     Eligibility and Participation. Any person who is employed by the Company under the terms of a collective bargaining agreement and any other employee as determined by the Company's Safety Director, in his or her sole discretion, shall participate in the Plan, except that management employees of the Company shall not be eligible to participate. The total number of eligible Participants as of January 1, 2005 was 112.

     Stock Bonus Awards. The Company shall make stock bonus awards annually. Participants in the Plan shall receive stock bonus awards from the Company as they become eligible in accordance with Paragraphs 5 and 6 of the Plan. Awards are based upon the length of time a Participant goes without suffering an injury and the number of injuries suffered by members of the Participant's team in any calendar year.

     Plan Awards.

     (a) As promptly as practicable after the end of each Plan Year, the Company will cause the Common Shares awarded to each Participant eligible under the Plan to be registered in the name of such Participant, or if the Participant so directs by written notice to the Treasurer of the Company prior to the end of such Plan Year, in the name of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. A Participant shall have all of the rights and privileges of a shareholder with respect to all Common Shares registered in the Participant's name, subject, however, to the restrictions described in subparagraph (b) below.

     (b) Common Shares awarded to any Participant pursuant to the Plan may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by the Participant for a period of three years after the date of such award, other than by will or the laws of descent and distribution.

     (c) No certificates for Common Shares will be delivered to a Participant until the expiration of the restrictions described in subparagraph (b) above. Upon written request of the Participant at any time after the expiration of such restrictions, the Company shall deliver to the Participant stock certificates representing the Common Shares registered in his or her name.

     Share Adjustments. In the event there is any change in the Company's common shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Administrator in the number of shares available for award under the Plan.

     Amendment or Termination. The Administrator may terminate the Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that any amendment that would increase the aggregate number of shares that may be issued under the Plan, materially increase the benefits accruing to employees under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Company's Board of Directors.

     Tax Withholding. Any stock bonus awarded under the Plan shall provide appropriate arrangements for the satisfaction by the Company and the Plan participant of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the receipt of common shares as determined by the Administrator.

     Recommendations of Board of Directors. The Board of Directors recommends that the shareholders vote FOR approval of the All Star/Anniversary Safety Incentive Plan. The affirmative votes of the holders of majorities of the outstanding Common Stock and Preferred Stock, voting as separate classes, will be required for such approval.


                                     BYLAWS

     The Company's By-Laws currently provide that the mandatory retirement age for members of the Board of Directors is 75. The Board of Directors has determined that it is in the best interests of the Company to amend the By-Laws of the Company to eliminate such mandatory retirement age.

     Recommendations of Board of Directors. The Board of Directors recommends that the shareholders vote FOR approval of the amendment to the Bylaws that eliminates a mandatory retirement age for the Board of Directors. The affirmative votes of the holders of majorities of the outstanding Common Stock and Preferred Stock, voting as separate classes, will be required for such approval.


                        PROPOSALS FOR 2006 ANNUAL MEETING

     The 2006 annual meeting of the shareholders of the Company is scheduled to be held April 26, 2006. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company's proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 18, 2005.



                                  OTHER MATTERS

     No business other than that described above and/or set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

                                     By Order of the Board of Directors

                                     MARY A. TANONA
                                     Secretary and General Counsel
                                     PROVIDENCE AND WORCESTER RAILROAD COMPANY


Dated:  March 26, 2005

                                                                      Appendix A
                    PROVIDENCE AND WORCESTER RAILROAD COMPANY
                             AUDIT COMMITTEE CHARTER

PURPOSE
-------

     The primary function of the Providence and Worcester Railroad Company (hereinafter "Company") Audit Committee is to report to and assist the Board of Directors (hereinafter "Board") in fulfilling its oversight responsibilities by reviewing: the financial reports provided by the Company to its stockholders and the general public; the Company's systems of internal controls regarding finance and accounting; and the Company's auditing, accounting and financial reporting process. The Audit Committee's primary duties and responsibilities are to:

     1. Serve as an independent and objective party to monitor and oversee the integrity of the Company's financial reporting process and internal control system.

     2. Evaluate qualifications and independence of, appoint, oversee and, where appropriate, replace the external auditors who are accountable to the Audit Committee and the Board.

     3. Provide an open avenue of communication among the external auditors, financial and senior management, and the Board.

     4. Oversee the system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics.

     The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility of preparing the financial statements and implementing internal controls and the independent accountants have the responsibility of auditing the statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent accountants. In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

     The Audit Committee, and each member of the Audit Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

ORGANIZATION
------------

     The Audit Committee shall be comprised of at least three directors as determined by the Board, each of whom shall satisfy the independence standards specified in the American Stock Exchange (hereinafter "Amex") Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his/her independent judgment as a member of the Audit Committee. All members shall be financially literate and able to read and understand financial statements, including balance sheets, income statements, and cash flow statements. The Audit Committee chairman shall, by reason of experience and background, demonstrate a reasonably high level of financial sophistication including, without limitation, being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Determination of independence, Audit Committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of Amex.

     The Audit Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

RESPONSIBILITIES AND DUTIES
---------------------------

     1. Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The external auditors shall report directly to the Audit Committee.

     2 Meet at least once each quarter and meet at least annually in executive session with the external auditors without management present.

     3. Meet with the external auditors and financial management to review the scope of the audit for the current year and the audit procedures to be utilized. At the conclusion of the audit year, review the results of the audit, including any comments or recommendations of the external auditors.

     4. Appraise with the external auditors and management the adequacy and effectiveness of the accounting and financial controls of the Company and the appropriateness of the Company's accounting principles. In connection therewith:

          o Elicit any recommendations for the improvement of such internal controls and/or accounting principles; and

          o Review any deficiencies identified by management in the design and operation of internal controls for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company's internal controls for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

     5. Prior to release of the Company's Annual Report to the shareholders and the public, review the financial statements contained therein with management and the external auditors to determine that the disclosures and content of the financial statements are satisfactory and review and discuss:

          o Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

          o Estimates made by management having a material impact on the financial statements;

          o The effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

          o Any changes from prior years in accounting principles applied in the preparation of such financial statements; and

          o Any material written communications between the independent auditor and the Company's management, including any management letter provided by the independent auditor and the Company's response to that letter.

     6. Annually review with management and the independent auditors the basis for the disclosures made in the Annual Report to shareholders regarding the Company's internal controls for financial reporting.

     7. Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company's proxy statement and filings with the SEC.

     8 Discuss with the external auditors and management, via telephone if appropriate, the quarterly financial statements of the Company before the results are released to the shareholders and the public.

     9. Inquire of management (including the General Counsel), and the external auditor, about significant risks or exposures that could financially impact the Company and assess the steps management has taken to minimize such risks.

     10. Investigate any matter brought to its attention within the scope of its duties, with the power to compensate and obtain advice and assistance from outside legal, accounting or other advisors for this purpose if, in its judgment, that is appropriate. Resolve any disagreements between the external auditors and management. Determine funding for the appropriate compensation of the independent auditors and other advisors that the Audit Committee chooses to engage, with such funding to be provided by the Company.

     11. Submit the minutes of all meetings of the Audit Committee to, or discuss the matters communicated at each meeting with, the full Board.

     12. Review, at least annually, with management and the independent auditor the qualifications, performance, independence and objectivity of the independent auditor. In connection with such review and evaluation, the Audit Committee shall

          o Obtain and review a written report from the independent auditor at least annually regarding the auditor's internal quality-control procedures and any material issues raised by the most recent quality-control review;

          o Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

          o    Consider   whether  the   provision  of  non-audit   services  is
               compatible with maintaining the auditor's independence, taking into account the opinions of management;

          o Discuss any relationships that may impair the auditor's independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

          o Ensure appropriate audit and concurring partner rotation as required by law.

     13. Review and approve any related-party transactions entered into by the Company.

     14. Review and pre-approve the engagement of independent accountants to perform permissible non-audit services in accordance with policies adopted by the Audit Committee and applicable laws and regulations. Review any non-audit services performed on behalf of the Company by the independent accountants that meet the de minimis exception under applicable laws and regulations.

     15. Establish procedures for receipt and processing of complaints related to accounting, internal controls or auditing-related matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing practices.

     16. Administer the Company's Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof.

ADOPTION AND EFFECTIVE DATE
---------------------------

     This amended Audit Committee Charter was adopted by the Audit Committee pursuant to a delegation of authority by vote of the Board of the Company on January 28, 2004 and became effective immediately.

ANNUAL REVIEW
-------------

     At least annually, members of the Audit Committee shall review the terms and scope of the Audit Committee charter to determine the adequacy of the charter. Such review and any recommendations which follow thereafter shall be reflected in the minutes of the meeting of the Audit Committee during which such review was undertaken.

                                                                      Appendix B
                    Providence and Worcester Railroad Company
                   All Star/Anniversary Safety Incentive Plan


     This Providence and Worcester Railroad Company All Star/Anniversary Safety Incentive Plan (the "Plan") is adopted by Providence and Worcester Railroad Company (the "Company") for the purpose of advancing the interests of the Company by providing compensation to participating employees for the achievement of outstanding safety records.

     1. Definitions. For purposes of this Plan, the following terms shall have the meanings set forth below:

          "Administrator" means the person(s) appointed by the Compensation Committee of the Board to administer the Plan as provided in Paragraph 2 hereof.

          "Board" means the Board of Directors of Providence and Worcester Railroad Company.

          "Common Shares" means shares of the Company's common stock, $.50 par value per share.

          "Company" means Providence and Worcester Railroad Company, a Rhode Island corporation.

          "Effective Date" means January 1, 2004.

          "Injury" means a reportable injury according to the regulations of the Federal Railroad Administration.

          "Participant"   means  an  employee  who  meets  the  requirements  of
     eligibility described in Paragraph 3 hereof.

          "Plan Year" means the calendar year.

          "Stock Bonus" means a bonus paid pursuant to the terms of the Plan in the form of the Company's Common Stock.

          "Team" means the American League Team and/or the National League Team, as applicable, as described in Paragraph 5 hereof.

     2. Administration. The Plan shall be administered by the Administrator. The Administrator may establish, subject to the provisions of the Plan, such rules and regulations as it deems necessary for the proper administration of the Plan, and make such determinations and take such actions in connection therewith or in relation with the Plan as it deems necessary or advisable, consistent with the Plan.

     3. Eligibility and Participation. Any person who is employed by the Company under the terms of a collective bargaining agreement and any other employee as determined by the Company's Safety Director, in his or her sole discretion, shall participate in the Plan.

     4. Stock Bonus Awards. The Company shall make Stock Bonus awards annually. Participants in the Plan shall receive Stock Bonus awards from the Company as they become eligible in accordance with Paragraphs 5 and 6 hereof.

     5. All Star Safety Awards. The American League Team shall consist of Company employees who are members of the United Transportation Union and Transportation Communications International Union. The National League Team will consist of Company employees who are members of the Brotherhood of Railroad Signalmen. Management employees of the Company shall not be eligible to participate. The All Star program shall begin on January 1st of each year. For each calendar quarter that a Team goes without an Injury, each Team member will accrue a possible five (5) Common Shares. For any calendar quarter for which a Team has an Injury, Team members will not accrue any possible shares. At the end of each Plan Year, the members of the Team that has the fewer Injuries will be awarded their accrued shares (if any), plus an additional 5 shares per Team member (the "Winner's Bonus") for being the winning Team. If both Teams have the same number of Injuries, the members of the Team with the fewest lost time days resulting from such Injuries shall be awarded their accrued shares plus the Winner's Bonus. If both Teams end the Plan Year with no Injuries, the accrued shares plus the Winner's Bonus shall be awarded to all members of both Teams.

     6. Anniversary Safety Awards. During any Plan Year, a Participant who shall have or will have completed the numbers of continuous Plan Years without an Injury as set forth below shall be awarded the number of Common Shares applicable to such anniversary as set forth below.

         1 year 10 Common Shares
         5 years 25 Common Shares
         10 years 50 Common Shares
         15 years 65 Common Shares
         20 years 80 Common Shares
         25 years 100 Common Shares
         30 years 120 Common Shares
         35 years 140 Common Shares
         40 years 160 Common Shares
         45 years 180 Common Shares
         50 years 200 Common Shares

     7. Plan Awards.

     (a) As promptly as practicable after the end of each Plan Year, the Company will cause the Common Shares awarded to each Participant eligible in accordance with Paragraphs 5 and/or 6 hereof to be registered in the name of such Participant, or if the Participant so directs by written notice to the Treasurer of the Company prior to the end of such Plan Year, in the name of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law. A Participant shall have all of the rights and privileges of a shareholder with respect to all Common Shares registered in the Participant's name, subject, however, to the restrictions described in subparagraph (b) below.

     (d) Common Shares awarded to any Participant pursuant to the Plan may not be sold, exchanged, transferred, pledged, hypothecated, or otherwise disposed of by the Participant for a period of three years after the date of such award, other than by will or the laws of descent and distribution.

     (e) No certificates for Common Shares will be delivered to a Participant until the expiration of the restrictions described in subparagraph (b) above. Upon written request of the Participant at any time after the expiration of such restrictions, the Company shall deliver to the Participant stock certificates representing the Common Shares registered in his or her name.

     8. Shares Subject to the Plan. The Common Shares to be issued and delivered to the Company pursuant to the Plan may be either authorized but unissued shares or treasury shares of the Company. The aggregate number of Common Shares of the Company which may be issued under the Plan shall not exceed 25,000 shares; subject, however, to the adjustment provided in Paragraph 10 hereof, in the event of stock dividends, exchanges of shares or the like occurring after the Effective Date of the Plan.

     9. Compliance with Securities Laws. Common Shares issued by the Company pursuant to this Plan shall be granted and issued only in full compliance with all applicable securities laws, including laws, rules and regulations of the Securities and Exchange Commission and applicable state Blue Sky Laws. With respect thereto, the Board may impose such conditions on transfer, restrictions and limitation as it may deem necessary and appropriate to ensure compliance with such applicable securities laws.

     10. Share Adjustments. In the event there is any change in the Company's Common Shares resulting from stock splits, stock dividends, combinations or exchanges of shares, or other similar capital adjustments, equitable proportionate adjustments shall automatically be made without further action by the Administrator in the number of shares available for award under the Plan.

     11. Amendment or Termination. The Administrator may terminate this Plan at any time, and may amend the Plan at any time or from time to time; provided, however, that any amendment that would increase the aggregate number of shares that may be issued under the Plan, materially increase the benefits accruing to employees under the Plan, or materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the Board.

     12. Tax Withholding. Any Stock Bonus awarded hereunder shall provide appropriate arrangements for the satisfaction by the Company and the Participant of all federal, state, local or other income, excise or employment taxes or tax withholding requirements applicable to the receipt of Common Shares as determined by the Administrator.

     13. No Effect on Employment Status. The fact that an employee has been granted a Stock Bonus under this Plan shall not limit or otherwise qualify the right of the Company to terminate the employee's employment at any time.

     14. Rhode Island Law to Govern. This Plan shall be construed and administered in accordance with and governed by the laws of the State of Rhode Island.


     IN WITNESS WHEREOF, the Company has caused this Safety Incentive Plan to be executed by its duly authorized officer as of the 1st day of January, 2004.


                                                     PROVIDENCE AND WORCESTER
                                                     RAILROAD COMPANY


                                                     By _____________________
                                                        Name:
                                                        Title:

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                      PROXY

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                 Annual Meeting of Shareholders - April 27, 2005

           This Proxy is Solicited on Behalf of the Board of Directors





     The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Robert J. Easton, attorneys each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Preferred Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 4, 2005 at the annual meeting of shareholders to be held on April 27, 2005 in Worcester, Massachusetts, and at any adjournments thereof, as follows.




-------------                                                  -------------
SEE REVERSE                                                    SEE REVERSE
      SIDE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-------------                                                  -------------

X   Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.


1. ELECTION OF DIRECTORS:                       2.Proposal to approve the
   Nominees:(01) F. Barrett, (02) J. Garrahy,     Company's All Star/Anniversary
            (03) J. Garvey, (04) O. Harrold,      Safety Incentive  Plan:
            (05) C. McCollam, Jr.,(06) C. Scott
                FOR            WITHHELD            FOR  AGAINST    ABSTAIN
                ---            --------            ---  -------    -------

                                                3. Amendment to the Company's
                                                   Bylaws to eliminate mandatory
                                                   retirement age for Board of
                                                   Directors:

                                                   FOR   AGAINST    ABSTAIN
                                                   ---   -------    -------

                                               4. In their discretion,upon such
                                                  other matters as may properly
                                                  come before the meeting.

   ______________________________________         MARK HERE FOR ADDRESS CHANGE
   To withhold authority to vote for any          AND NOTE AT LEFT  _____
   individual nominee(s), write the name of such nominee(s) in the space provided above.


                    PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

                    (Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.)


Signature:               Date:       Signature:                 Date:
           ------------       ------            ---------------      ----------

                                      PROXY

                    PROVIDENCE AND WORCESTER RAILROAD COMPANY

                 Annual Meeting of Shareholders - April 27, 2005

           This Proxy is Solicited on Behalf of the Board of Directors



     The undersigned, whose signature appears on the reverse side of this proxy, hereby appoints Robert H. Eder, Orville R. Harrold and Robert J. Easton, attorneys each with power of substitution and with all the powers the undersigned would possess if personally present, to vote the Common Stock of Providence and Worcester Railroad Company held of record by the undersigned on March 4, 2005 at the annual meeting of shareholders to be held on April 27, 2005 in Worcester, Massachusetts, and at any adjournments thereof, as follows.




-------------                                                  -------------
SEE REVERSE                                                    SEE REVERSE
      SIDE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-------------                                                  -------------

X   Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2 and 3.


1. ELECTION OF DIRECTORS:                       2.Proposal to approve the
   Nominees:(01) Richard Anderson, (02) Robert    Company's All Star/Anniversary
                 Eder, (03) John Healy            Safety Incentive  Plan:
                FOR            WITHHELD
                --------       -------             FOR  AGAINST    ABSTAIN
                                                   ---  -------    -------

                                                3. Amendment to the Company's
                                                   Bylaws to eliminate mandatory
                                                   retirement age for Board of
                                                   Directors:

                                                   FOR   AGAINST    ABSTAIN
                                                   ---   -------    -------

                                                4. In their discretion,upon such
                                                   other matters as may properly
                                                   come before the meeting.

   ______________________________________         MARK HERE FOR ADDRESS CHANGE
   To withhold authority to vote for any          AND NOTE AT LEFT  _____
   individual nominee(s), write the name of such nominee(s) in the space provided above.

                    PLEASE DATE, SIGN AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.

                    (Sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person. In case of joint tenants or multiple owners, each party must sign.)

Signature:               Date:       Signature:                 Date:
           ------------       ------            ---------------      ----------